Exhibit o.2

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940

                                  PHOENIX FUNDS
                                  (the "Funds")

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Directors/Trustees of the Funds on November 17, 1999, is hereby amended as follows:

     The Board of Directors/Trustees has granted authority for the following additional Fund to issue Class C Shares:

         Phoenix Strategic Equity Series Fund: Phoenix-Seneca Equity Opportunities Fund

     Additionally, the Board of Directors/Trustees has granted authority for the following Funds to issue Class X Shares:

         Phoenix Multi-Portfolio Fund: Phoenix-Seneca Tax Sensitive Growth Fund Phoenix Strategic Equity Series Fund: Phoenix-Seneca Equity Opportunities Fund


     Accordingly, Schedule A is amended as attached hereto.

         This Amendment was approved by the Board of Directors/Trustees at a meeting held on February 24, 2000.


                                       /s/ Pamela S. Sinofsky
                                       ---------------------------
                                       Assistant Secretary

                                   SCHEDULE A
                        (Updated as of February 25, 2000)

                                                                                       Class A     Class B      Class C      Class X
                                                                                       -------     -------      ------      --------
PHOENIX-GOODWIN CALIFORNIA TAX-EXEMPT BONDS, INC.                                         X           X            -

PHOENIX EQUITY SERIES FUND:
   PHOENIX-DUFF & PHELPS CORE EQUITY FUND                                                 X           X            X
   PHOENIX-OAKHURST GROWTH AND INCOME  FUND                                               X           X            X

PHOENIX-OAKHURST INCOME AND GROWTH FUND                                                   X           X            X

PHOENIX INVESTMENT TRUST 97:
   PHOENIX-HOLLISTER SMALL CAP VALUE FUND                                                 X           X            X
   PHOENIX-HOLLISTER VALUE EQUITY FUND                                                    X           X            X

PHOENIX MULTI-PORTFOLIO FUND:
   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND                                             X           X            X
   PHOENIX-ABERDEEN INTERNATIONAL FUND                                                    X           X            X
   PHOENIX-SENECA MID-CAP FUND                                                            X           X            -
   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND                                      X           X            -
   PHOENIX-GOODWIN TAX-EXEMPT BOND FUND                                                   X           X            -
   PHOENIX-SENECA TAX SENSITIVE GROWTH FUND                                               X           X            X            X

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.                                      X           X            X

PHOENIX GOODWIN MULTI-SECTOR SHORT TERM BOND FUND                                         X           X            X

PHOENIX SERIES FUND:
   PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND                                                X           X            -
   PHOENIX-OAKHURST BALANCED FUND                                                         X           X            -
   PHOENIX-ENGEMANN CAPITAL GROWTH FUND                                                   X           X            -
   PHOENIX-GOODWIN HIGH YIELD FUND                                                        X           X            X
   PHOENIX-GOODWIN MONEY MARKET FUND                                                      X           X            X
   PHOENIX-DUFF & PHELPS CORE BOND FUND                                                   X           X            X

PHOENIX STRATEGIC EQUITY SERIES FUND:
   PHOENIX-SENECA EQUITY OPPORTUNITIES FUND                                               X           X            X            X
   PHOENIX-ENGEMANN SMALL CAP FUND                                                        X           X            -
   PHOENIX-SENECA STRATEGIC THEME FUND                                                    X           X            X

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.                                          X           X            -

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND                                             X           X            X